First Horizon Corporation Reports Third Quarter 2026 Results and Announces Strategic Balance Sheet Changes to Support Earnings and Growth

MEMPHIS, TN (October 15, 2026) – First Horizon Corporation (NYSE: FHN or “First Horizon”) today reported financial results for the third quarter of a net loss available to common shareholders of $(94) million or loss per share of $(0.20). These results reflect the impact of strategic actions to further align the balance sheet with the Company's growth priorities. During the quarter, the Company began evaluating the possibility of selling ~$4.5 billion of select lower yielding consumer mortgages and, in early October, entered into an agreement to sell these mortgages. This transaction will be accretive to earnings on a go forward basis and will provide balance sheet flexibility to support future loan growth. The transaction is expected to settle early in the fourth quarter.

Excluding notable items, adjusted earnings per share for third quarter 2026 was $0.53, down $0.01 from second quarter 2026 and up $0.02 from third quarter 2025. Reported results include the impacts of notable items totaling $0.73 per share, or $347 million after tax, primarily related to the reclassification of targeted mortgage loans to held for sale in relation to the pending mortgage portfolio sale.

CEO Commentary
“This quarter’s results are a testament to our disciplined approach and clear strategic priorities,” said Bryan Jordan, Chairman, President and CEO of First Horizon Corporation. “Average client deposit balances increased $1.3 billion in the quarter, and we continue to focus on growing and maintaining full client relationships and deploying capital where it best serves long-term value creation. Looking ahead, we remain committed to executing our strategy and delivering sustainable growth and value for our clients, associates, and shareholders.”

Key Financial Results

	3Q26			3Q25
($ in millions, except per share)	Reported	Notable Items	Adjusted *	Reported
Total revenue - FTE	$410	$473	$883	$893
Noninterest expense	529	(8)	521	551
Pre-provision net revenue (PPNR) [3]	(122)	481	359	339
Provision (benefit) for credit losses	(25)	45	20	(5)
Income/(loss) before income taxes	(97)	436	339	344
Income tax expense (benefit)	(18)	89	71	78
Net income/(loss)	(79)	347	268	266
Net income/(loss) available to common shareholders	(94)	347	253	254
Diluted EPS	$(0.20)	$0.73	$0.53	$0.50
Return on average assets	(0.37)%		1.25%	1.29%
Return on average common equity (“ROCE")	(4.3)		11.7	11.7
Return on average tangible common equity (“ROTCE”)[4]	(5.3)		14.4	14.5
Efficiency Ratio	129.6%		58.9%	61.9%

* "Adjusted" results, along with return on tangible common equity, tangible book value per share, PPNR, ACL to loans ratio and certain other financial measures, are non-GAAP financial measures. All references to loans include leases. All references to earnings per share are based on diluted shares. NII, total revenue, NIM, and PPNR are presented on a fully taxable equivalent ("FTE") basis. Capital ratios are preliminary. Please see page 3 for information on our use of non-GAAP measures and a reconciliation of these measures to GAAP beginning on page 19. See footnote disclosures on page 18.

Safety & Soundness

Capital

CET1 ratio was 10.3%, a decrease from second quarter 2026. The decline in capital was driven by notable items and primarily reflects the impacts of the reclassification of certain mortgage loans to held for sale.

Asset Quality

Provision benefit was $25 million, versus expense of $15 million in second quarter 2026. Excluding the impact of the pending mortgage portfolio transaction, provision for credit losses expense was $20 million, up from $15 million in the prior quarter. Net charge-offs were $36 million or 22 basis points, up from $33 million or 20 basis points in the prior quarter. Nonperforming loans of $482 million decreased $49 million. The ALLL to loans ratio decreased 1 basis point to 1.08%, and the ACL to loans ratio increased 1 basis point to 1.25% due to reclassification of certain mortgage loans associated with the pending portfolio sale.

Profitability

Net Interest Income & NIM

Net interest income (FTE) increased $7 million to $686 million and net interest margin of 3.48% decreased 1 basis point. NII increased primarily due to higher average loan yield of 5.73%, which increased 6 basis points in the quarter. The NIM decrease was driven by higher interest bearing deposit costs of 2.45%, a 12 basis points increase, associated with higher average brokered deposits and higher customer deposit costs.

Fees & Expenses

Noninterest income decreased $487 million to a loss of $276 million primarily due to the recognition of a loss associated with the reclassification of select mortgage loans to held for sale. Adjusted noninterest income of $197 million decreased $14 million, driven by decreased deferred compensation, partially offset by increases in fixed income, service charges and fees, brokerage, trust, and insurance, and card and digital banking fees.

Noninterest expense of $529 million decreased $2 million, driven by decreased deferred compensation expenses, partially offset by increases in occupancy and equipment, and other noninterest expense related to new account promotions.

Growth

Loans & Leases

Average loan and lease balances of $64.5 billion decreased $206 million from the prior quarter, while period-end balances were $59.8 billion, down $5.5 billion from second quarter 2026. Loans to mortgage companies (LMC) decreased by $891 million at period-end, and consumer real estate decreased by $4.6 billion driven by the reclassification of certain mortgage loans to held for sale related to the pending mortgage portfolio sale.

Deposits

Average deposits of $68.6 billion increased $1.8 billion from second quarter 2026. Period-end deposits of $67.7 billion decreased $372 million driven primarily by a decrease in brokered CDs. Average client deposit balances increased $1.3 billion in the quarter and average brokered deposit balances were up $500 million.
* "Adjusted" results, along with return on tangible common equity, tangible book value per share, PPNR, ACL to loans ratio and certain other financial measures, are non-GAAP financial measures. All references to loans include leases. All references to earnings per share are based on diluted shares. NII, total revenue, NIM, and PPNR are presented on a fully taxable equivalent ("FTE") basis. Capital ratios are preliminary. Please see page 3 for information on our use of non-GAAP measures and a reconciliation of these measures to GAAP beginning on page 19. See footnote disclosures on page 18.

Forward-Looking Statements
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to FHN's beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results, or other developments. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other similar expressions that indicate future events and trends. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic, and competitive uncertainties and contingencies, many of which are beyond FHN’s control, and many of which, with respect to future business decisions and actions (including acquisitions and divestitures), are subject to change and could cause FHN’s actual future results and outcomes to differ materially from those contemplated or implied by forward-looking statements or historical performance. While there is no assurance that any list of uncertainties and contingencies is complete, examples of factors which could cause actual results to differ from those contemplated by forward-looking statements or historical performance include those mentioned in this document; in Items 2.02 and 7.01 of FHN’s Current Report on Form 8-K to which this document has been furnished as an exhibit; in the forepart, and in Items 1, 1A, and 7, of FHN’s most recent Annual Report on Form 10-K; and in the forepart, and in Item 1A of Part II, of FHN’s Quarterly Report(s) on Form 10-Q filed after that Annual Report. Any forward-looking statements made by or on behalf of FHN speak only as of the date they are made, and FHN assumes no obligation to update or revise any forward-looking statements that are made in this document or in any other statement, release, report, or filing from time to time. Actual results could differ and expectations could change, possibly materially, because of one or more factors, including those factors listed in this document or the documents mentioned above, or other factors not listed.

Throughout this document, numbers may not total due to rounding, references to EPS are fully diluted, and capital ratios for the most recent quarter are estimates.

Use of non-GAAP Measures and Regulatory Measures that are not GAAP

Certain measures included in this report are “non-GAAP,” meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. Although other entities may use calculation methods that differ from those used by FHN for non-GAAP measures, FHN’s management believes such measures are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. Non-GAAP measures are reported to FHN’s management and Board of Directors through various internal reports.

The non-GAAP measures presented in this earnings release are fully taxable equivalent measures, pre-provision net revenue ("PPNR"), return on average tangible common equity (“ROTCE”), tangible common equity (“TCE”) to tangible assets (“TA”), tangible book value ("TBV") per common share, and various consolidated and segment results and performance measures and ratios adjusted for notable items.

Presentation of regulatory measures, even those which are not GAAP, provides a meaningful basis for comparability to other financial institutions subject to the same regulations as FHN, as demonstrated by their use by banking regulators in reviewing capital adequacy of financial institutions. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this financial supplement include: common equity tier 1 capital ("CET1"), generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk-based capital regulations; and risk-weighted assets, which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios.

Refer to the tabular reconciliation of non-GAAP to GAAP measures and presentation of the most comparable GAAP items, beginning on page 19.

Conference Call Information
Analysts, investors and interested parties may call toll-free starting at 8:15 a.m. CT on October 15, 2026, by dialing 1-833-461-5787 (if calling from the U.S.) and entering access code 391 852 446. The conference call will begin at 8:30 a.m. CT.

Participants can also opt to listen to the live audio webcast at https://ir.firsthorizon.com/events-and-presentations/default.aspx.

A replay of the webcast will be available on our website on October 15 and will be archived on the site for one year.

First Horizon Corporation (NYSE: FHN), with $84.3 billion in assets as of September 30, 2026, is a leading regional financial services company, dedicated to helping our clients, communities and associates unlock their full potential with capital and counsel. Headquartered in Memphis, TN, the banking subsidiary First Horizon Bank operates in 12 states concentrated in the southern U.S. The Company and its subsidiaries offer commercial, private banking, consumer, small business, wealth and trust management, retail brokerage, capital markets, fixed income, and mortgage banking services. First Horizon has been recognized as one of the nation's best employers by Fortune and Forbes magazines and a Top 10 Most Reputable U.S. Bank. More information is available at www.FirstHorizon.com.

Contact: Investor Relations - Tyler Craft - Tyler.Craft@firsthorizon.com
Media Relations - Beth Ardoin - Beth.Ardoin@firsthorizon.com

CONSOLIDATED INCOME STATEMENT
Quarterly, Unaudited

						3Q26 Change vs.
($ in millions, except per share data)	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26		3Q25
						$	%	$	%
Interest income - taxable equivalent[1]	$1,057	$1,033	$1,008	$1,054	$1,081	$24	2%	$(24)	(2)%
Interest expense - taxable equivalent[1]	371	354	337	375	403	17	5	(33)	(8)
Net interest income - taxable equivalent	686	679	670	679	678	7	1	8	1
Less: Taxable - equivalent adjustment	3	3	3	3	3	—	2	—	(9)
Net interest income	683	676	667	676	674	7	1	9	1
Noninterest income:
Fixed income	49	46	53	57	57	3	7	(8)	(15)
Mortgage banking	8	9	9	10	15	(1)	(15)	(7)	(48)
Brokerage, trust, and insurance	46	45	43	41	39	1	1	7	17
Service charges and fees	60	59	58	64	57	1	2	2	4
Card and digital banking fees	19	18	18	18	19	1	4	—	1
Deferred compensation income[9]	(2)	15	(3)	3	8	(17)	(111)	(10)	(120)
Loss on pending sale of mortgage loans[11]	(473)	—	—	—	—	(473)	NM	(473)	NM
Securities gains/(losses)	(1)	—	(1)	—	—	(1)	NM	(1)	NM
Other noninterest income	18	18	16	18	19	—	(2)	(1)	(3)
Total noninterest income	(276)	211	195	212	215	(487)	NM	(491)	NM
Total revenue	407	887	862	888	889	(480)	(54)	(482)	(54)
Noninterest expense:
Personnel expense:
Salaries and benefits	216	215	211	213	209	1	—	7	4
Incentives and commissions	79	76	79	87	79	3	4	—	—
Deferred compensation expense[9]	—	13	(2)	3	8	(13)	(100)	(8)	(100)
Total personnel expense	295	304	289	303	296	(9)	(3)	(1)	—
Occupancy and equipment[2]	89	86	84	83	80	3	3	9	11
Outside services	78	79	69	95	79	(2)	(2)	(1)	(2)
Amortization of intangible assets	8	8	8	9	9	—	—	(1)	(9)
Other noninterest expense	59	53	55	55	87	6	12	(28)	(32)
Total noninterest expense	529	531	505	545	551	(2)	—	(22)	(4)
Pre-provision net revenue[3]	(122)	356	357	343	339	(478)	(134)	(461)	(136)
Provision (benefit) for credit losses	(25)	15	15	—	(5)	(40)	NM	(20)	NM
Income/(loss) before income taxes	(97)	341	342	343	344	(438)	(128)	(441)	(128)
Income tax expense (benefit)	(18)	66	76	78	78	(84)	(127)	(96)	(123)
Net income/(loss)	(79)	274	266	266	266	(354)	(129)	(345)	(130)
Net income attributable to noncontrolling interest	4	4	3	4	4	—	5	—	(8)
Net income/(loss) attributable to controlling interest	(83)	271	263	262	262	(354)	(131)	(345)	(132)
Preferred stock dividends	11	10	5	5	8	—	5	3	40
Net income/(loss) available to common shareholders	$(94)	$260	$257	$257	$254	$(354)	(136)%	$(348)	(137)%
Common Share Data
EPS	$(0.20)	$0.55	$0.54	$0.52	$0.50	$(0.75)	(136)%	$(0.70)	(140)%
Basic shares	474	475	480	491	505	(1)	—	(31)	(6)
Diluted EPS	$(0.20)	$0.54	$0.53	$0.52	$0.50	$(0.74)	(137)	$(0.70)	(140)
Diluted shares[8]	474	480	487	496	510	(6)	(1)%	(37)	(7)%

Effective tax rate	18.4%	19.5%	22.2%	22.6%	22.7%
Numbers may not total due to rounding.
See footnote disclosures on page 18 and glossary of terms on page 24.

ADJUSTED[4] FINANCIAL DATA - SEE NOTABLE ITEMS ON PAGE 7
Quarterly, Unaudited

						3Q26 Change vs.
($ in millions, except per share data)	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26		3Q25
						$	%	$	%
Net interest income (FTE)[1]	$686	$679	$670	$679	$678	$7	1%	$8	1%
Adjusted noninterest income:
Fixed income	49	46	53	57	57	3	7	(8)	(15)
Mortgage banking	8	9	9	10	15	(1)	(15)	(7)	(48)
Brokerage, trust, and insurance	46	45	43	41	39	1	1	7	17
Service charges and fees	60	59	58	64	57	1	2	2	4
Card and digital banking fees	19	18	18	18	19	1	4	—	1
Deferred compensation income[9]	(2)	15	(3)	3	8	(17)	(111)	(10)	(120)
Adjusted loss on pending sale of mortgage loans	—	—	—	—		—	NM	—	NM
Securities gains/(losses)	(1)	—	(1)	—	—	(1)	NM	(1)	NM
Adjusted other noninterest income	18	18	16	18	19	—	(2)	(1)	(3)
Adjusted total noninterest income	$197	$211	$195	$212	$215	$(14)	(7)%	$(18)	(9)%
Total revenue (FTE)[1]	$883	$890	$865	$892	$893	$(7)	(1)%	$(10)	(1)%

Adjusted noninterest expense:
Adjusted personnel expense:
Adjusted salaries and benefits	$216	$215	$211	$213	$209	$1	—%	$7	4%
Adjusted incentives and commissions	76	76	79	87	79	—	—	(3)	(4)
Deferred compensation expense[9]	—	13	(2)	3	8	(13)	(100)	(8)	(100)
Adjusted total personnel expense	292	304	289	303	296	(12)	(4)	(4)	(1)
Adjusted occupancy and equipment[2]	89	86	84	83	80	3	3	9	11
Adjusted outside services	78	79	69	95	79	(2)	(2)	(1)	(2)
Amortization of intangible assets	8	8	8	9	9	—	—	(1)	(9)
Adjusted other noninterest expense	54	48	55	52	79	6	13	(25)	(32)
Adjusted total noninterest expense	$521	$526	$505	$541	$542	$(5)	(1)%	$(22)	(4)%

Adjusted pre-provision net revenue[4]	$362	$364	$360	$350	$351	$(2)	(1)%	$12	3%

Adjusted provision (benefit) for credit losses	$20	$15	$15	$—	$(5)	$5	33%	$25	NM

Adjusted net income/(loss) available to common shareholders	$253	$262	$257	$259	$263	$(9)	(4)%	$(10)	(4)%

Adjusted Common Share Data
Adjusted diluted EPS	$0.53	$0.54	$0.53	$0.52	$0.51	$(0.01)	(2)%	$0.02	4%
Diluted shares[8]	479	480	487	496	510	(1)	—%	(31)	(6)%

Adjusted effective tax rate	21.0%	19.5%	22.2%	22.7%	22.7%
Adjusted ROTCE[4]	14.4%	15.3%	15.1%	15.0%	15.0%
Adjusted efficiency ratio[4]	58.9%	59.1%	58.3%	60.7%	60.8%
Numbers may not total due to rounding.
See footnote disclosures on page 18 and glossary of terms on page 24.

NOTABLE ITEMS
Quarterly, Unaudited

(In millions)	3Q26	2Q26	1Q26	4Q25	3Q25
Summary of Notable Items:
Loss on pending sale of mortgage loans (noninterest income)	(473)	—	—	—	—
Provision reversal related to pending sale of mortgage loans	45	—	—	—	—
Restructuring expenses (personnel expense)	(3)	—	—	—	—
FDIC special assessment (other noninterest expense)	—	—	—	7	2
Other notable expenses *	(5)	(5)	—	(10)	(10)
Total notable items (pre-tax)	$(436)	$(5)	$—	$(3)	$(8)
Tax-related notable items	$—	$—	$—	$—	$—
Preferred Stock Dividend **	$—	$3	$—	$—	$(3)
Numbers may not total due to rounding.
*3Q26 and 2Q26 each include $5 million of Visa derivative valuation expenses; 4Q25 and 3Q25 each include $10 million.
** 2Q26 and 3Q25 include deemed dividends on the redemption of Preferred Stock.

IMPACT OF NOTABLE ITEMS:
Quarterly, Unaudited

($ in millions, except per share data)	3Q26	2Q26	1Q26	4Q25	3Q25
Impacts of Notable Items:
Noninterest income:
Loss on pending sale of mortgage loans	$473	$—	$—	$—	$—
Total noninterest income	$473	$—	$—	$—	$—

Noninterest expense:
Personnel expenses:
Salaries and benefits	$—	$—	$—	$—	$—
Incentives and commissions	(3)	—	—	—	—
Total personnel expenses	(3)	—	—	—	—
Other noninterest expense	(5)	(5)	—	(3)	(8)
Total noninterest expense	(8)	(5)	—	(3)	(8)
Pre-provision net revenue	481	5	—	3	8
Provision for credit losses	(45)	—	—	—	—
Income before income taxes	436	5	—	3	8
Provision for income taxes	89	1	—	1	2
Preferred stock dividends *	—	3	—	—	(3)
Net income/(loss) available to common shareholders	$347	$1	$—	$2	$9
EPS impact of notable items	$0.73	$—	$—	$—	$0.01
Numbers may not total due to rounding.
* 2Q26 and 3Q25 include deemed dividends on the redemption of Preferred Stock.

FINANCIAL RATIOS
Quarterly, Unaudited
						3Q26 Change vs.
	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26			3Q25
FINANCIAL RATIOS						$/bp		%	$/bp		%
Net interest margin[6]	3.48%	3.49%	3.52%	3.51%	3.55%	(1)	bp		(7)	bp
Return on average assets	(0.37)%	1.31%	1.30%	1.27%	1.29%	(168)	bp		(166)	bp
Adjusted return on average assets[4]	1.25%	1.33%	1.30%	1.28%	1.32%	(8)	bp		(7)	bp
Return on average common equity (“ROCE”)	(4.34)%	12.33%	12.26%	11.99%	11.74%	(1,667)	bp		(1,608)	bp
Return on average tangible common equity (“ROTCE”)[4]	(5.33)%	15.21%	15.12%	14.82%	14.49%	(2,054)	bp		(1,982)	bp
Adjusted ROTCE[4]	14.36%	15.29%	15.12%	14.96%	15.00%	(93)	bp		(64)	bp
Noninterest income as a % of total revenue	(67.31)%	23.73%	22.63%	23.89%	24.16%	(9,104)	bp		(9,147)	bp
Adjusted noninterest income as a % of total revenue[4]	22.38%	23.65%	22.55%	23.80%	24.07%	(127)	bp		(169)	bp
Efficiency ratio	129.56%	59.88%	58.54%	61.33%	61.92%	6,968	bp		6,764	bp
Adjusted efficiency ratio[4]	58.91%	59.11%	58.34%	60.73%	60.76%	(20)	bp		(185)	bp
Allowance for loan and lease losses to loans and leases	1.08%	1.09%	1.13%	1.15%	1.23%	(1)	bp		(15)	bp
Allowance for credit losses to loans and leases[4]	1.25%	1.24%	1.28%	1.31%	1.38%	1	bp		(13)	bp

CAPITAL DATA
CET1 capital ratio*	10.3%	10.5%	10.5%	10.6%	11.0%	(12)	bp		(62)	bp
Tier 1 capital ratio*	11.7%	11.8%	11.9%	11.5%	11.9%	(11)	bp		(20)	bp
Total capital ratio*	13.2%	13.4%	13.7%	13.3%	13.8%	(18)	bp		(55)	bp
Tier 1 leverage ratio*	10.2%	10.5%	10.6%	10.2%	10.5%	(27)	bp		(23)	bp
Risk-weighted assets (“RWA”) (billions)*	$73.9	$74.6	$73.3	$73.0	$72.0	$(0.7)		(1)%	$1.9		3%
Total equity to total assets	10.82%	11.21%	11.25%	10.90%	11.11%	(39)	bp		(29)	bp
Tangible common equity/tangible assets (“TCE/TA”)[4]	7.93%	8.31%	8.27%	8.37%	8.55%	(38)	bp		(62)	bp
Period-end shares outstanding (millions)[8]	474	474	476	485	500	—		—%	(26)		(5)%
Cash dividends declared per common share	$0.17	$0.17	$0.17	$0.15	$0.15	$—		—%	$0.02		13%
Book value per common share	$17.20	$17.91	$17.72	$17.53	$17.19	$(0.71)		(4)%	$0.01		—%
Tangible book value per common share[4]	$13.84	$14.53	$14.34	$14.20	$13.94	$(0.69)		(5)%	$(0.10)		(1)%

SELECTED BALANCE SHEET DATA
Loans-to-deposit ratio (period-end balances)	88.34%	95.97%	96.83%	95.08%	96.23%	(763)	bp		(789)	bp
Loans-to-deposit ratio (average balances)	94.07%	96.87%	95.44%	95.33%	95.24%	(280)	bp		(117)	bp
Full-time equivalent associates	7,375	7,422	7,369	7,373	7,341	(47)		(1)%	34		—%
*Current quarter is an estimate.
See footnote disclosures on page 18 and glossary of terms on page 24.

CONSOLIDATED PERIOD-END BALANCE SHEET
Quarterly, Unaudited

						3Q26 Change vs.
(In millions)	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26		3Q25
Assets:						$	%	$	%

Loans and leases:
Commercial, financial, and industrial (C&I)	$36,309	$37,296	$36,467	$35,905	$34,401	$(986)	(3)%	$1,908	6%
Commercial real estate	13,692	13,595	13,420	13,563	13,674	97	1	17	—
Total Commercial	50,001	50,891	49,887	49,468	48,076	(890)	(2)	1,925	4
Consumer real estate	9,238	13,869	13,928	14,107	14,403	(4,632)	(33)	(5,165)	(36)
Credit card and other[5]	570	570	562	580	579	—	—	(9)	(2)
Total Consumer	9,807	14,439	14,490	14,688	14,982	(4,632)	(32)	(5,175)	(35)
Loans and leases, net of unearned income	59,808	65,330	64,377	64,156	63,058	(5,522)	(8)	(3,249)	(5)
Loans held for sale[11]	4,368	501	562	406	501	3,867	NM	3,867	NM
Investment securities	8,751	9,062	9,351	9,382	9,332	(311)	(3)	(580)	(6)
Trading securities	1,873	1,417	1,812	1,904	2,070	456	32	(197)	(10)
Interest-bearing deposits with banks	1,798	1,158	1,116	1,125	1,228	640	55	570	46
Federal funds sold and securities purchased under agreements to resell	1,107	594	754	634	774	512	86	332	43
Total interest earning assets	77,706	78,063	77,971	77,606	76,963	(357)	—	742	1
Cash and due from banks	930	1,034	889	961	912	(105)	(10)	17	2
Goodwill and other intangible assets, net	1,591	1,599	1,607	1,615	1,624	(8)	(1)	(33)	(2)
Premises and equipment, net	561	545	539	544	553	16	3	8	1
Allowance for loan and lease losses	(644)	(709)	(730)	(738)	(777)	65	9	132	17
Other assets	4,175	3,906	3,855	3,889	3,916	269	7	259	7
Total assets	$84,318	$84,437	$84,132	$83,876	$83,192	$(120)	—%	$1,125	1%

Liabilities and Shareholders' Equity:
Deposits:
Savings	$25,983	$25,553	$26,007	$26,010	$26,365	$430	2%	$(382)	(1)%
Time deposits	8,793	10,018	7,125	6,485	6,201	(1,225)	(12)	2,592	42
Other interest-bearing deposits	17,324	16,508	17,440	19,158	16,936	816	5	387	2
Total interest-bearing deposits	52,100	52,078	50,572	51,653	49,502	22	—	2,598	5
Trading liabilities	997	533	666	607	662	465	87	336	51
Federal funds purchased and securities sold under agreements to repurchase	1,967	2,161	2,193	3,012	2,675	(194)	(9)	(708)	(26)
Short-term borrowings	837	842	1,975	241	1,596	(6)	(1)	(759)	(48)
Term borrowings	1,319	1,321	1,318	1,321	1,328	(2)	—	(9)	(1)
Total interest-bearing liabilities	57,220	56,935	56,725	56,835	55,763	285	1	1,457	3
Noninterest-bearing deposits	15,600	15,994	15,910	15,823	16,023	(394)	(2)	(422)	(3)
Other liabilities	2,372	2,045	2,032	2,076	2,163	327	16	209	10
Total liabilities	75,192	74,974	74,667	74,734	73,948	218	—	1,244	2
Shareholders' Equity:
Preferred stock[10]	682	682	741	349	349	—	—	333	95
Common stock	296	296	297	303	313	—	—	(17)	(5)
Capital surplus	3,664	3,653	3,759	3,974	4,288	11	—	(624)	(15)
Retained earnings	5,207	5,383	5,205	5,030	4,848	(176)	(3)	360	7
Accumulated other comprehensive loss, net	(1,019)	(846)	(832)	(809)	(849)	(173)	(20)	(170)	(20)
Combined shareholders' equity	8,830	9,168	9,170	8,847	8,949	(338)	(4)	(118)	(1)
Noncontrolling interest	295	295	295	295	295	—	—	—	—
Total shareholders' equity	9,125	9,464	9,465	9,142	9,244	(338)	(4)	(119)	(1)
Total liabilities and shareholders' equity	$84,318	$84,437	$84,132	$83,876	$83,192	$(120)	—%	$1,125	1%
Memo:
Total deposits	$67,701	$68,073	$66,482	$67,477	$65,525	$(372)	(1)%	$2,176	3%
Loans to mortgage companies	$3,869	$4,759	$4,641	$4,703	$3,926	$(891)	(19)%	$(58)	(1)%
Unfunded Loan Commitments:
Commercial	$20,677	$20,164	$18,980	$18,644	$18,485	$513	3%	$2,192	12%
Consumer	$4,052	$4,016	$4,022	$4,002	$4,036	$36	1%	$16	—%
Numbers may not total due to rounding. See footnote disclosures on page 18 and glossary of terms on page 24.

CONSOLIDATED AVERAGE BALANCE SHEET
Quarterly, Unaudited

						3Q26 Change vs.
(In millions)	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26		3Q25
Assets:						$	%	$	%
Loans and leases:
Commercial, financial, and industrial (C&I)	$36,530	$36,745	$35,208	$35,005	$34,011	$(215)	(1)%	$2,519	7%
Commercial real estate	13,655	13,510	13,417	13,587	13,772	145	1	(117)	(1)
Total Commercial	50,185	50,256	48,625	48,591	47,784	(71)	—	2,401	5
Consumer real estate	13,725	13,873	13,998	14,255	14,409	(148)	(1)	(684)	(5)
Credit card and other[5]	579	566	569	586	594	13	2	(15)	(3)
Total Consumer	14,304	14,439	14,567	14,841	15,004	(136)	(1)	(700)	(5)
Loans and leases, net of unearned income	64,489	64,695	63,192	63,432	62,787	(206)	—	1,701	3
Loans held-for-sale	459	532	479	515	454	(73)	(14)	5	1
Investment securities	8,915	9,218	9,454	9,321	9,321	(304)	(3)	(406)	(4)
Trading securities	1,663	1,677	1,796	1,798	1,625	(15)	(1)	38	2
Interest-bearing deposits with banks	1,982	1,168	1,233	1,218	1,272	814	70	710	56
Federal funds sold and securities purchased under agreements to resell	949	669	756	743	573	279	42	375	65
Total interest earning assets	78,456	77,960	76,910	77,027	76,032	496	1	2,424	3
Cash and due from banks	912	923	936	900	860	(11)	(1)	52	6
Goodwill and other intangible assets, net	1,595	1,603	1,611	1,619	1,628	(8)	(1)	(34)	(2)
Premises and equipment, net	554	544	543	548	556	10	2	(2)	—
Allowance for loan and lease losses	(698)	(732)	(750)	(774)	(809)	33	5	111	14
Other assets	3,852	3,799	3,795	3,760	3,781	53	1	71	2
Total assets	$84,671	$84,097	$83,045	$83,081	$82,049	$574	1%	$2,622	3%

Liabilities and shareholders' equity:
Deposits:
Savings	$26,046	$25,618	$26,148	$26,693	$26,326	$428	2%	$(279)	(1)%
Time deposits	9,395	8,501	6,755	6,205	6,871	895	11	2,524	37
Other interest-bearing deposits	17,196	16,914	17,679	17,573	16,866	282	2	330	2
Total interest-bearing deposits	52,638	51,033	50,582	50,470	50,063	1,604	3	2,575	5
Trading liabilities	678	645	729	722	549	32	5	129	24
Federal funds purchased and securities sold under agreements to repurchase	1,799	2,518	2,649	2,807	2,631	(719)	(29)	(833)	(32)
Short-term borrowings	660	1,400	894	470	387	(740)	(53)	273	71
Term borrowings	1,321	1,319	1,319	1,323	1,335	2	—	(15)	(1)
Total interest-bearing liabilities	57,095	56,916	56,173	55,792	54,965	179	—	2,130	4
Noninterest-bearing deposits	15,915	15,749	15,628	16,072	15,862	166	1	54	—
Other liabilities	2,103	1,988	1,999	2,082	1,999	115	6	104	5
Total liabilities	75,112	74,652	73,800	73,946	72,825	460	1	2,287	3
Shareholders' Equity:
Preferred stock[10]	682	682	436	349	350	—	—	332	95
Common stock	296	297	300	307	316	(1)	—	(19)	(6)
Capital surplus	3,657	3,703	3,866	4,095	4,379	(45)	(1)	(722)	(16)
Retained earnings	5,513	5,310	5,129	4,910	4,798	203	4	715	15
Accumulated other comprehensive loss, net	(885)	(842)	(781)	(821)	(913)	(43)	(5)	29	3
Combined shareholders' equity	9,263	9,149	8,950	8,840	8,928	114	1	335	4
Noncontrolling interest	295	295	295	295	295	—	—	—	—
Total shareholders' equity	9,558	9,444	9,245	9,135	9,224	114	1	335	4
Total liabilities and shareholders' equity	$84,671	$84,097	$83,045	$83,081	$82,049	$574	1%	$2,622	3%
Memo:
Total deposits	$68,553	$66,782	$66,210	$66,542	$65,924	$1,771	3%	$2,629	4%
Loans to mortgage companies	$4,092	$4,284	$3,884	$4,160	$3,628	$(192)	(4)%	$463	13%
Numbers may not total due to rounding.
See footnote disclosures on page 18 and glossary of terms on page 24.

CONSOLIDATED NET INTEREST INCOME AND AVERAGE BALANCE SHEET: YIELDS AND RATES
Quarterly, Unaudited
											3Q26 Change vs.
	3Q26		2Q26		1Q26		4Q25		3Q25		2Q26			3Q25
(In millions, except rates)	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense			Income/Expense
											$/bp		%	$/bp		%
Interest earning assets/Interest income:
Loans and leases, net of unearned income:
Commercial	$751	5.94%	$735	5.87%	$707	5.89%	$743	6.07%	$767	6.37%	$16		2%	$(16)		(2)%
Consumer	180	5.00	180	4.97	181	4.99	187	5.02	191	5.07	—		—	(11)		(6)
Loans and leases, net of unearned income	931	5.73	915	5.67	887	5.68	930	5.83	957	6.06	16		2	(27)		(3)
Loans held-for-sale	7	6.22	8	6.18	7	6.26	8	6.45	8	6.86	(1)		(13)	(1)		(8)
Investment securities	69	3.10	70	3.05	71	3.02	71	3.06	72	3.09	(1)		(2)	(3)		(4)
Trading securities	23	5.48	23	5.55	24	5.25	25	5.57	24	5.81	(1)		(2)	(1)		(4)
Interest-bearing deposits with banks	19	3.75	11	3.69	11	3.69	12	3.97	14	4.41	8		74	5		32
Federal funds sold and securities purchased under agreements	9	3.58	6	3.56	7	3.55	7	3.86	6	4.20	3		44	2		41
Interest income	$1,057	5.35%	$1,033	5.31%	$1,008	5.29%	$1,054	5.44%	$1,081	5.65%	$24		2%	$(24)		(2)%

Interest-bearing liabilities/Interest expense:
Interest-bearing deposits:
Savings	$151	2.29%	$138	2.17%	$138	2.14%	$169	2.51%	$184	2.78%	$12		9%	$(34)		(18)%
Time deposits	85	3.58	74	3.48	56	3.39	55	3.49	64	3.71	11		15	21		32
Other interest-bearing deposits	90	2.07	84	1.99	89	2.04	98	2.22	102	2.41	6		7	(13)		(12)
Total interest-bearing deposits	325	2.45	296	2.33	284	2.28	322	2.53	351	2.78	29		10	(26)		(7)
Trading liabilities	7	4.32	6	4.00	7	3.81	7	3.76	5	3.93	1		15	2		36
Federal funds purchased and securities sold under agreements to repurchase	13	2.92	19	3.09	20	2.98	23	3.21	23	3.52	(6)		(32)	(10)		(43)
Short-term borrowings	6	3.86	13	3.83	8	3.78	5	4.08	4	4.39	(7)		(52)	2		50
Term borrowings	19	5.67	19	5.65	19	5.65	19	5.76	19	5.82	—		—	(1)		(4)
Interest expense	371	2.58	354	2.49	337	2.43	375	2.67	403	2.91	17		5	(33)		(8)
Net interest income - tax equivalent basis	686	2.77	679	2.82	670	2.86	679	2.77	678	2.74	7		1	8		1
Fully taxable equivalent adjustment	(3)	0.71	(3)	0.67	(3)	0.66	(3)	0.74	(3)	0.81	—		—	—		10
Net interest income	$683	3.48%	$676	3.49%	$667	3.52%	$676	3.51%	$674	3.55%	$7		1%	$9		1%

Memo:
Total loan yield		5.73%		5.67%		5.68%		5.83%		6.06%	6	bp		(33)	bp
Total deposit cost		1.88%		1.78%		1.74%		1.92%		2.11%	10	bp		(23)	bp
Total funding cost		2.01%		1.95%		1.90%		2.07%		2.26%	6	bp		(25)	bp
Average loans and leases, net of unearned income	$64,489		$64,695		$63,192		$63,432		$62,787		$(206)		—%	$1,701		3%
Average deposits	68,553		66,782		66,210		66,542		65,924		1,771		3%	2,629		4%
Average funded liabilities	73,010		72,664		71,801		71,864		70,827		$345		—%	$2,183		3%
Net interest income and yields are adjusted to a fully taxable equivalent (“FTE”) basis assuming a statutory federal income tax of 21 percent and, where applicable, state income taxes.
Earning assets yields are expressed net of unearned income.
Loan yields include loan fees, cash basis interest income, and loans on nonaccrual status.
Numbers may not total due to rounding.
See footnote disclosures on page 18 and glossary of terms on page 24.

CONSOLIDATED NONPERFORMING LOANS AND LEASES ("NPL")
Quarterly, Unaudited

	As of					3Q26 change vs.
(In millions, except ratio data)	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26		3Q25
						$	%	$	%
Nonperforming loans and leases
Commercial, financial, and industrial (C&I)	$194	$205	$219	$224	$211	$(11)	(6)%	$(17)	(8)%
Commercial real estate	145	184	243	239	254	(40)	(22)	(110)	(43)
Consumer real estate	142	141	144	140	139	1	1	3	2
Credit card and other[5]	1	1	1	1	1	—	65	—	(14)
Total nonperforming loans and leases	$482	$531	$606	$604	$605	$(49)	(9)%	$(124)	(20)%

Asset Quality Ratio
Nonperforming loans and leases to loans and leases
Commercial, financial, and industrial (C&I)	0.53%	0.55%	0.60%	0.62%	0.61%
Commercial real estate	1.06	1.36	1.81	1.76	1.86
Consumer real estate	1.53	1.02	1.03	0.99	0.96
Credit card and other[5]	0.22	0.13	0.19	0.16	0.25
Total nonperforming loans and leases to loans and leases	0.81%	0.81%	0.94%	0.94%	0.96%
Numbers may not total due to rounding.
See footnote disclosures on page 18 and glossary of terms on page 24.

CONSOLIDATED LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Quarterly, Unaudited

	As of					3Q26 change vs.
(In millions)	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26		3Q25
						$	%	$	%
Loans and leases 90 days or more past due and accruing
Commercial, financial, and industrial (C&I)	$1	$1	$1	$1	$1	$—	(31)%	$—	(8)%
Commercial real estate	—	—	—	—	—	—	NM	—	NM
Consumer real estate	7	—	2	6	6	6	NM	1	15
Credit card and other[5]	1	1	1	1	2	1	68	—	(20)
Total loans and leases 90 days or more past due and accruing	$9	$2	$3	$8	$9	$7	NM	$—	3%
Numbers may not total due to rounding.
See footnote disclosures on page 18 and glossary of terms on page 24.

CONSOLIDATED NET CHARGE-OFFS (RECOVERIES)
Quarterly, Unaudited

	As of					3Q26 change vs.
(In millions, except ratio data)	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26		3Q25
Charge-offs, Recoveries and Related Ratios						$	%	$	%
Gross Charge-offs
Commercial, financial, and industrial (C&I)	$36	$32	$36	$39	$25	$4	12%	$11	45%
Commercial real estate	3	3	4	2	3	—	(9)	(1)	(20)
Consumer real estate	2	1	1	1	1	1	NM	1	NM
Credit card and other[5]	4	5	4	4	6	—	(11)	(2)	(39)
Total gross charge-offs	$45	$41	$45	$47	$36	$4	10%	$9	25%
Gross Recoveries
Commercial, financial, and industrial (C&I)	$(6)	$(5)	$(14)	$(13)	$(6)	$(1)	(28)%	$—	4%
Commercial real estate	—	—	—	—	—	—	90	—	94
Consumer real estate	(2)	(2)	(2)	(2)	(1)	(1)	(40)	(1)	(46)
Credit card and other[5]	(1)	(1)	(1)	(1)	(1)	—	37	—	24
Total gross recoveries	$(9)	$(8)	$(17)	$(16)	$(9)	$(1)	(18)%	$—	—%
Net Charge-offs (Recoveries)
Commercial, financial, and industrial (C&I)	$30	$27	$23	$26	$19	$3	10%	$11	62%
Commercial real estate	3	3	3	2	3	—	(5)	(1)	(16)
Consumer real estate	—	(1)	—	(1)	(1)	—	53	—	54
Credit card and other[5]	3	4	3	3	5	—	—	(2)	(42)
Total net charge-offs	$36	$33	$29	$30	$26	$3	9%	$9	34%

Annualized Net Charge-off (Recovery) Rates
Commercial, financial, and industrial (C&I)	0.33%	0.30%	0.26%	0.30%	0.22%
Commercial real estate	0.08	0.08	0.10	0.04	0.09
Consumer real estate	(0.01)	(0.02)	(0.01)	(0.02)	(0.02)
Credit card and other[5]	2.11	2.17	2.10	2.31	3.54
Total loans and leases	0.22%	0.20%	0.18%	0.19%	0.17%
Numbers may not total due to rounding.
See footnote disclosures on page 18 and glossary of terms on page 24.

CONSOLIDATED ALLOWANCE FOR LOAN AND LEASE LOSSES AND RESERVE FOR UNFUNDED COMMITMENTS
Quarterly, Unaudited

	As of					3Q26 Change vs.
(In millions)	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26		3Q25
Summary of Changes in the Components of the Allowance For Credit Losses						$	%	$	%
Allowance for loan and lease losses - beginning	$709	$730	$738	$777	$814	$(21)	(3)%	$(105)	(13)%
Charge-offs:
Commercial, financial, and industrial (C&I)	(36)	(32)	(36)	(39)	(25)	(4)	(12)	(11)	(45)
Commercial real estate	(3)	(3)	(4)	(2)	(3)	—	9	1	20
Consumer real estate	(2)	(1)	(1)	(1)	(1)	(1)	NM	(1)	NM
Credit card and other[5]	(4)	(5)	(4)	(4)	(6)	—	11	2	39
Total charge-offs	(45)	(41)	(45)	(47)	(36)	(4)	(10)	(9)	(25)
Recoveries:
Commercial, financial, and industrial (C&I)	6	5	14	13	6	1	28	—	(4)
Commercial real estate	—	—	—	—	—	—	(90)	—	(94)
Consumer real estate	2	2	2	2	1	1	40	1	46
Credit card and other[5]	1	1	1	1	1	—	(37)	—	(24)
Total Recoveries	9	8	17	16	9	1	18	—	—
Provision for loan and lease losses:
Commercial, financial, and industrial (C&I)	20	24	41	28	5	(4)	(16)	15	NM
Commercial real estate	6	(3)	(17)	(26)	(5)	9	NM	11	NM
Consumer real estate *	(57)	(12)	(6)	(13)	(15)	(46)	NM	(42)	NM
Credit card and other[5]	2	3	3	3	4	(1)	(23)	(2)	(45)
Total provision for loan and lease losses:	(29)	12	20	(8)	(11)	(41)	NM	(18)	NM
Allowance for loan and lease losses - ending	$644	$709	$730	$738	$777	$(65)	(9)%	$(132)	(17)%

Reserve for unfunded commitments - beginning	$99	$96	$101	$93	$87	$3	3%	$12	14%
Provision for unfunded commitments	4	3	(5)	8	6	1	33	(2)	(33)
Reserve for unfunded commitments - ending	$103	$99	$96	$101	$93	$4	4%	$10	11%
Total allowance for credit losses - ending	$747	$808	$826	$839	$870	$(61)	(7)%	$(122)	(14)%
Numbers may not total due to rounding.
See footnote disclosures on page 18 and glossary of terms on page 24.
*3Q26 includes a $45 million provision reversal related to the classification change of targeted mortgage loans to held for sale as a part of the expected portfolio sale.

CONSOLIDATED ASSET QUALITY RATIOS - ALLOWANCE FOR LOAN AND LEASE LOSSES
Quarterly, Unaudited

	As of
	3Q26	2Q26	1Q26	4Q25	3Q25

Allowance for loan and lease losses to loans and leases
Commercial, financial, and industrial (C&I)	0.94%	0.94%	0.97%	0.93%	0.97%
Commercial real estate	1.11%	1.10%	1.16%	1.30%	1.49%
Consumer real estate	1.44%	1.37%	1.44%	1.46%	1.52%
Credit card and other[5]	3.29%	3.42%	3.49%	3.40%	3.42%
Total allowance for loan and lease losses to loans and leases	1.08%	1.09%	1.13%	1.15%	1.23%
Allowance for loan and lease losses to nonperforming loans and leases
Commercial, financial, and industrial (C&I)	175%	171%	162%	150%	158%
Commercial real estate	105%	81%	64%	74%	80%
Consumer real estate	94%	135%	140%	147%	158%
Credit card and other[5]	1,524%	2,617%	1,842%	2,096%	1,380%
Total allowance for loan and lease losses to nonperforming loans and leases	134%	133%	120%	122%	128%

Allowance for credit losses ratios
Total allowance for credit losses to loans and leases[4]	1.25%	1.24%	1.28%	1.31%	1.38%
Total allowance for credit losses to nonperforming loans and leases[4]	155%	152%	136%	139%	144%
See footnote disclosures on page 18 and glossary of terms on page 24.

COMMERCIAL, CONSUMER, AND WEALTH
Quarterly, Unaudited

						3Q26 Change vs.
	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26			3Q25
						$/bp		%	$/bp		%
Income Statement (millions)
Net interest income	$667	$654	$649	$662	$671	$13		2%	$(4)		(1)%
Noninterest income	125	123	119	124	117	2		2	9		8
Total revenue	792	777	768	786	787	15		2	5		1
Noninterest expense	382	376	368	380	366	6		2	16		4
Pre-provision net revenue[3]	410	401	400	407	421	9		2	(11)		(3)
Provision for credit losses	15	1	8	(2)	2	14		NM	13		NM
Income before income tax expense	395	400	393	409	420	(5)		(1)	(24)		(6)
Income tax expense	95	96	94	98	100	(1)		(1)	(5)		(5)
Net income	$300	$304	$299	$311	$319	$(4)		(1)%	$(19)		(6)%

Average Balances (billions)
Total loans and leases[11]	$57.5	$57.5	$56.5	$56.5	$56.4	$—		—%	$1.1		2%
Interest-earning assets	57.5	57.5	56.5	56.5	56.4	—		—	1.1		2
Total assets	60.1	60.0	59.0	59.0	58.8	0.1		—	1.3		2
Total deposits	59.3	58.1	58.7	59.4	59.1	1.2		2	0.2		—

Key Metrics
Net interest margin[6]	4.62%	4.58%	4.68%	4.67%	4.74%	4	bp		(12)	bp
Efficiency ratio	48.25%	48.40%	47.86%	48.31%	46.50%	(15)	bp		175	bp
Loans-to-deposits ratio (period-end balances)	88.79%	98.64%	95.94%	94.83%	94.56%	(985)	bp		(577)	bp
Loans-to-deposits ratio (average balances)	96.93%	98.90%	96.19%	95.09%	95.30%	(197)	bp		163	bp
Return on average assets (annualized)	1.98%	2.03%	2.05%	2.09%	2.15%	(5)	bp		(17)	bp
Return on allocated equity[7]	20.31%	20.80%	20.57%	20.34%	20.37%	(49)	bp		(6)	bp
Financial center locations	408	407	410	412	413	1			(5)
Numbers may not total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 18 and glossary of terms on page 24.

Commercial, Consumer, and Wealth segment: Offers financial products and services, including traditional lending and deposit taking, to commercial and consumer clients primarily in the southern U.S. and other selected markets. Commercial, Consumer & Wealth also consists of lines of business that deliver product offerings and services with niche industry knowledge including corporate & specialty finance, commercial real estate, equipment finance/leasing, energy, international banking, healthcare, and transportation and logistics. Additionally, Commercial, Consumer & Wealth provides investment, wealth management, financial planning, trust and asset management services for consumer clients as well as delivering treasury management solutions, loan syndications, and corporate banking services.

WHOLESALE
Quarterly, Unaudited

						3Q26 Change vs.
	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26			3Q25
						$/bp		%	$/bp		%
Income Statement (millions)
Net interest income	$67	$67	$62	$66	$60	$—		—%	$7		12%
Noninterest income	59	58	64	69	74	2		3	(15)		(20)
Total revenue	127	125	126	135	134	2		2	(7)		(6)
Noninterest expense	78	79	83	85	83	—		—	(4)		(5)
Pre-provision net revenue[3]	48	46	43	50	52	2		5	(3)		(6)
Provision for credit losses	8	23	9	3	(1)	(15)		(67)	8		NM
Income before income tax expense	41	23	34	47	52	17		75	(11)		(22)
Income tax expense	10	6	8	11	13	4		78	(3)		(22)
Net income	$31	$18	$26	$36	$40	$13		74%	$(9)		(22)%

Average Balances (billions)
Total loans and leases	$6.8	$7.0	$6.3	$6.5	$6.0	$(0.2)		(3)%	$0.8		14%
Interest-earning assets	9.7	9.9	9.4	9.6	8.7	(0.2)		(2)	1.0		12
Total assets	10.3	10.5	10.1	10.3	9.4	(0.2)		(2)	1.0		10
Total deposits	2.0	2.0	2.3	2.3	2.2	—		1	(0.2)		(8)

Key Metrics
Fixed income product average daily revenue (thousands)	$629	$594	$742	$765	$771	$35		6%	$(142)		(18)%
Net interest margin[6]	2.78%	2.73%	2.68%	2.72%	2.77%	5	bp		1	bp
Efficiency ratio	61.84%	63.00%	66.01%	62.77%	61.54%	(116)	bp		30	bp
Loans-to-deposits ratio (period-end balances)	326%	419%	354%	343%	319%	(9,301)	bp		720	bp
Loans-to-deposits ratio (average balances)	341%	353%	280%	288%	276%	(1,130)	bp		6,560	bp
Return on average assets (annualized)	1.19%	0.68%	1.03%	1.38%	1.68%	51	bp		(49)	bp
Return on allocated equity[7]	19.89%	11.50%	17.55%	24.11%	26.29%	838	bp		(641)	bp
Numbers may not total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 18 and glossary of terms on page 24.

Wholesale segment: Consists of lines of business that deliver product offerings and services with differentiated industry knowledge. Wholesale’s lines of business include mortgage warehouse lending, franchise finance, correspondent banking, and mortgage. Additionally, Wholesale has a line of business focused on fixed income securities sales, trading, underwriting, and strategies for institutional clients in the U.S. and abroad, as well as loan sales, portfolio advisory services, and derivative sales.

CORPORATE
Quarterly, Unaudited

						3Q26 Change vs.
	3Q26	2Q26	1Q26	4Q25	3Q25	2Q26		3Q25
						$	%	$	%
Income Statement (millions)
Net interest income/(expense)	$(51)	$(45)	$(44)	$(51)	$(56)	$(6)	(13)%	$5	9%
Noninterest income[11]	(461)	30	12	18	25	(490)	NM	(485)	NM
Total revenues	(512)	(15)	(32)	(33)	(32)	(496)	NM	(480)	NM
Noninterest expense	68	76	54	80	102	(8)	(10)	(34)	(33)
Pre-provision net revenue[3]	(580)	(91)	(86)	(113)	(134)	(489)	NM	(446)	NM
Provision for credit losses	(47)	(9)	(2)	(1)	(6)	(39)	NM	(41)	NM
Income before income tax expense	(533)	(83)	(84)	(112)	(128)	(450)	NM	(405)	NM
Income tax expense (benefit)	(123)	(35)	(26)	(31)	(35)	(87)	NM	(88)	NM
Net income/(loss)	$(410)	$(47)	$(58)	$(81)	$(93)	$(363)	NM	$(317)	NM

Average Balance Sheet (billions)
Interest bearing assets	$11.3	$10.6	$11.1	$11.0	$11.0	$0.7	7%	$0.3	3%
Total assets	14.3	13.6	14.0	13.8	13.9	0.7	5	0.4	3
Numbers may not total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.

Corporate segment: Consists primarily of corporate support functions including risk management, audit, accounting, finance, executive office, and corporate communications. Shared support services such as human resources, marketing, properties, technology, credit risk and bank operations are allocated to the activities of Commercial, Consumer & Wealth, Wholesale and Corporate. Additionally, the Corporate segment includes centralized management of capital and funding to support the business activities of the company including management of balance sheet funding, liquidity, and capital management and allocation. The Corporate segment also includes the revenue and expense associated with run-off businesses such as pre-2009 mortgage banking elements, run-off consumer and trust preferred loan portfolios, and other exited businesses.

FOOTNOTES
1 Taxable equivalent interest income and interest expense are non-GAAP measures and are reconciled to net interest income (GAAP) in the table.
2 Occupancy and Equipment expense includes Computer Software Expense.
3 Pre-provision net revenue is a non-GAAP measure and is reconciled to income before income taxes (GAAP) in the table.
4 Represents a non-GAAP measure and is reconciled to the nearest GAAP measure in the non-GAAP to GAAP reconciliations beginning on page 19.
5 Credit card and other includes $146 million of commercial credit card balances at September 30, 2026.
6 Net interest margin is computed using total NII adjusted for FTE assuming a statutory federal income tax rate of 21 percent and, where applicable, state taxes.
7 Segment equity is allocated based on an internal allocation methodology.
8 Share count for all periods shown was impacted by share repurchases. In 3Q26, all potential common shares were antidilutive due to the net loss attributable to common shareholders for that period. 3Q26 adjusted results include a dilutive impact on shares.
9 Balance fluctuates based on market conditions. 1Q26 decrease was driven by equity market valuations.
10 Preferred Stock balance was impacted by the issuance of Series H Preferred Stock in 1Q26.
11 In 3Q26, FHN initiated preparations to sell approximately $4.5 billion of consumer mortgages. These mortgage loans were previously included in the Commercial, Consumer, and Wealth segment and were reclassified to loans HFS. The transaction resulted in a pre-tax loss of $473 million to noninterest income related to recognition of the pending mortgage portfolio sale impacts in 3Q26 including valuation adjustments and transaction costs and closed early in 4Q26.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($ in millions, except per share data)	3Q26	2Q26	1Q26	4Q25	3Q25

Tangible Common Equity (Non-GAAP)
(A) Total equity (GAAP)	$9,125	$9,464	$9,465	$9,142	$9,244
Less: Noncontrolling interest (a)	295	295	295	295	295
Less: Preferred stock (a)	682	682	741	349	349
(B) Total common equity	$8,149	$8,487	$8,429	$8,498	$8,600
Less: Intangible assets (GAAP) (b)	1,591	1,599	1,607	1,615	1,624
(C) Tangible common equity (Non-GAAP)	$6,558	$6,888	$6,822	$6,882	$6,976

Tangible Assets (Non-GAAP)
(D) Total assets (GAAP)	$84,318	$84,437	$84,132	$83,876	$83,192
Less: Intangible assets (GAAP) (b)	1,591	1,599	1,607	1,615	1,624
(E) Tangible assets (Non-GAAP)	$82,727	$82,839	$82,525	$82,261	$81,568

Period-end Shares Outstanding
(F) Period-end shares outstanding	474	474	476	485	500

Ratios
(A)/(D) Total equity to total assets (GAAP)	10.82%	11.21%	11.25%	10.90%	11.11%
(C)/(E) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP)	7.93%	8.31%	8.27%	8.37%	8.55%
(B)/(F) Book value per common share (GAAP)	$17.20	$17.91	$17.72	$17.53	$17.19
(C)/(F) Tangible book value per common share (Non-GAAP)	$13.84	$14.53	$14.34	$14.20	$13.94
(a)     Included in Total equity on the Consolidated Balance Sheet.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not total due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($ in millions, except per share data)		3Q26	2Q26	1Q26	4Q25	3Q25

Adjusted Diluted EPS
Net income available to common shareholders ("NIAC") (GAAP)	a	$(94)	$260	$257	$257	$254
Plus Total notable items (after-tax) (Non-GAAP) (a)		$347	$1	$—	$2	$9
Adjusted net income available to common shareholders (Non-GAAP)	b	$253	$262	$257	$259	$263

Diluted Shares (GAAP)[8]	c	474	480	487	496	510
Adjusted Diluted Shares[8]	d	479	480	487	496	510

Diluted EPS (GAAP)	a/c	$(0.20)	$0.54	$0.53	$0.52	$0.50
Adjusted diluted EPS (Non-GAAP)	b/d	$0.53	$0.54	$0.53	$0.52	$0.51

Adjusted Net Income ("NI") and Adjusted Return on Assets ("ROA")
Net Income ("NI") (GAAP)		$(79)	$274	$266	$266	$266
Plus Relevant notable items (after-tax) (Non-GAAP) (a)		$347	$4	$—	$2	$6
Adjusted NI (Non-GAAP)		$268	$278	$266	$268	$272

NI (annualized) (GAAP)	e	$(314)	$1,101	$1,079	$1,054	$1,055
Adjusted NI (annualized) (Non-GAAP)	f	$1,062	$1,116	$1,079	$1,064	$1,079

Average assets (GAAP)	g	$84,671	$84,097	$83,045	$83,081	$82,049

ROA (GAAP)	e/g	(0.37)%	1.31%	1.30%	1.27%	1.29%
Adjusted ROA (Non-GAAP)	f/g	1.25%	1.33%	1.30%	1.28%	1.32%

Return on Average Common Equity ("ROCE")/ Return on Average Tangible Common Equity ("ROTCE")/ Adjusted ROTCE
Net income available to common shareholders ("NIAC") (annualized) (GAAP)	h	$(372)	$1,044	$1,044	$1,018	$1,007
Adjusted Net income available to common shareholders (annualized) (Non-GAAP)	i	$1,004	$1,049	$1,044	$1,028	$1,042

Average Common Equity (GAAP)	j	$8,581	$8,468	$8,514	$8,491	$8,579
Intangible Assets (GAAP) (b)		1,595	1,603	1,611	1,619	1,628
Average Tangible Common Equity (Non-GAAP)	k	$6,987	$6,865	$6,903	$6,872	$6,950
Equity Adjustment (Non-GAAP)		4	—	—	—	—
Adjusted Average Tangible Common Equity (Non-GAAP)	l	$6,991	$6,865	$6,903	$6,872	$6,950

ROCE (GAAP)	h/j	(4.34)%	12.33%	12.26%	11.99%	11.74%
ROTCE (Non-GAAP)	h/l	(5.33)%	15.21%	15.12%	14.82%	14.49%

Adjusted ROTCE (Non-GAAP)	i/l	14.36%	15.29%	15.12%	14.96%	15.00%
(a)     Adjusted for those notable items relevant to the amount being adjusted, as detailed on page 7.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not total due to rounding.
See footnote disclosures on page 18.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

(In millions)		3Q26	2Q26	1Q26	4Q25	3Q25

Adjusted Noninterest Income as a % of Total Revenue
Noninterest income (GAAP)	m	$(276)	$211	$195	$212	$215
Plus notable items (pretax) (GAAP) (a)		473	—	—	—	—
Adjusted noninterest income (Non-GAAP)	n	$197	$211	$195	$212	$215

Revenue (GAAP)	o	$407	$887	$862	$888	$889
Taxable-equivalent adjustment		3	3	3	3	3
Revenue- Taxable-equivalent (Non-GAAP)		410	890	865	892	893
Plus notable items (pretax) (GAAP) (a)		473	—	—	—	—
Adjusted revenue (Non-GAAP)	p	$883	$890	$865	$892	$893

Securities gains/(losses) (GAAP)	q	$(1)	$—	$(1)	$—	$—

Noninterest income as a % of total revenue (GAAP)	(m-q)/(o-q)	(67.31)%	23.73%	22.63%	23.89%	24.16%
Adjusted noninterest income as a % of total revenue (Non-GAAP)	(n-q)/(p-q)	22.38%	23.65%	22.55%	23.80%	24.07%

Adjusted Efficiency Ratio
Noninterest expense (GAAP)	r	$529	$531	$505	$545	$551
Plus notable items (pretax) (GAAP) (a)		(8)	(5)	—	(3)	(8)
Adjusted noninterest expense (Non-GAAP)	s	$521	$526	$505	$541	$542

Revenue (GAAP)	t	$407	$887	$862	$888	$889
Taxable-equivalent adjustment		3	3	3	3	3
Revenue- Taxable-equivalent (Non-GAAP)		410	890	865	892	893
Plus notable items (pretax) (GAAP) (a)		473	—	—	—	—
Adjusted revenue (Non-GAAP)	u	$883	$890	$865	$892	$893

Securities gains/(losses) (GAAP)	v	$(1)	$—	$(1)	$—	$—

Efficiency ratio (GAAP)	r/ (t-v)	129.56%	59.88%	58.54%	61.33%	61.92%
Adjusted efficiency ratio (Non-GAAP)	s/ (u-v)	58.91%	59.11%	58.34%	60.73%	60.76%
(a)     Adjusted for those notable items relevant to the amount being adjusted, as detailed on page 7.
Numbers may not total due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($ in millions)

	Period-end				Average
	3Q26	2Q26	3Q26 vs. 2Q26		3Q26	2Q26	3Q26 vs. 2Q26
Loans excluding LMC
Total Loans (GAAP)	$59,808	$65,330	$(5,522)	(8)%	$64,489	$64,695	$(206)	—%
LMC (GAAP)	3,869	4,759	(891)	(19)%	4,092	4,284	(192)	(4)%
Total Loans excl. LMC (Non-GAAP)	55,940	60,571	(4,631)	(8)%	60,397	60,411	(14)	—%
Total Consumer (GAAP)	9,807	14,439	(4,632)	(32)%	14,304	14,439	(136)	(1)%
Total Commercial excl. LMC (Non-GAAP)	46,132	46,131	1	—%	46,093	45,972	121	—%
Total CRE (GAAP)	13,692	13,595	97	1%	13,655	13,510	145	1%
Total C&I excl. LMC (Non-GAAP)	$32,440	$32,536	$(96)	—%	$32,438	$32,462	(23)	—%
Numbers may not total due to rounding.

		3Q26	2Q26	1Q26	4Q25	3Q25
Allowance for credit losses to loans and leases and Allowance for credit losses to nonperforming loans and leases
Allowance for loan and lease losses (GAAP)	A	$644	$709	$730	$738	$777
Reserve for unfunded commitments (GAAP)		103	99	96	101	93
Allowance for credit losses (Non-GAAP)	B	$747	$808	$826	$839	$870

Loans and leases (GAAP)	C	$59,808	$65,330	$64,377	$64,156	$63,058
Nonaccrual loans and leases (GAAP)	D	$482	$531	$606	$604	$605

Allowance for loan and lease losses to loans and leases (GAAP)	A/C	1.08%	1.09%	1.13%	1.15%	1.23%
Allowance for credit losses to loans and leases (Non-GAAP)	B/C	1.25%	1.24%	1.28%	1.31%	1.38%

Allowance for loan and lease losses to nonperforming loans and leases (GAAP)	A/D	134%	133%	120%	122%	128%
Allowance for credit losses to nonperforming loans and leases (Non-GAAP)	B/D	155%	152%	136%	139%	144%
Numbers may not total due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited
($ in millions)

	3Q26	2Q26	1Q26	4Q25	3Q25
Adjusted Pre-provision Net Revenue (PPNR)
Pre-tax income (GAAP)	$(97)	$341	$342	$343	$344
Plus notable items (pretax) (GAAP) (a)	436	5	—	3	8
Adjusted Pre-tax income (non-GAAP)	$339	$346	$342	$347	$352
Plus adjusted provision for credit losses expense (non-GAAP)	20	15	15	—	(5)
Adjusted Pre-provision net revenue (PPNR) (non-GAAP)	$359	$361	$357	$347	$347
Taxable-equivalent adjustment	3	3	3	3	3
Adjusted Pre-provision net revenue-Taxable-equivalent (Non-GAAP)	$362	$364	$360	$350	$351

	3Q26	2Q26	1Q26	4Q25	3Q25
Adjusted Provision for Credit Losses
Provision for credit losses (GAAP)	$(25)	$15	$15	$—	$(5)
Plus notable items (pretax) (GAAP) (a)	(45)	—	—	—	—
Adjusted provision for credit loss expense (non-GAAP)	$20	$15	$15	$—	$(5)
(a) Adjusted for those notable items relevant to the amount being adjusted, as detailed on page 7.
Numbers may not total due to rounding.

GLOSSARY OF TERMS
Common Equity Tier 1 Ratio: Ratio consisting of common equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, less disallowed portions of goodwill, other intangibles, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Fully Taxable Equivalent (“FTE”): Reflects the amount of tax-exempt income adjusted to a level that would yield the same after-tax income had that income been subject to taxation.

Tier 1 Capital Ratio: Ratio consisting of shareholders’ equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, plus qualifying portions of noncontrolling interests, less disallowed portions of goodwill, other intangible assets, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Key Ratios
Return on Average Assets: Ratio is annualized net income to average total assets.

Return on Average Common Equity: Ratio is annualized net income available to common shareholders to average common equity.

Return on Average Tangible Common Equity: Ratio is annualized net income available to common shareholders to average tangible common equity.

Noninterest Income as a Percentage of Total Revenue: Ratio is noninterest income excluding securities gains/(losses) to total revenue - taxable equivalent excluding securities gains/(losses).

Efficiency Ratio: Ratio is noninterest expense to total revenue - taxable equivalent excluding securities gains/(losses).

Leverage Ratio: Ratio is tier 1 capital to average assets for leverage.

Asset Quality - Consolidated Key Ratios
Nonperforming loans and leases ("NPL") %: Ratio is nonaccruing loans and leases in the loan portfolio to total period-end loans and leases.

Net charge-offs %: Ratio is annualized net charge-offs to total average loans and leases.

Allowance / loans and leases: Ratio is allowance for loan and lease losses to total period-end loans and leases.

Allowance / Nonperforming loans and leases: Ratio is allowance for loan and lease losses to nonperforming loans and leases in the loan portfolio.

Operating Segments
Commercial, Consumer, and Wealth segment: Offers financial products and services, including traditional lending and deposit taking, to commercial and consumer clients primarily in the southern U.S. and other selected markets. Commercial, Consumer & Wealth also consists of lines of business that deliver product offerings and services with niche industry knowledge including corporate & specialty finance, commercial real estate, equipment finance/leasing, energy, international banking, healthcare, and transportation and logistics. Additionally, Commercial, Consumer & Wealth provides investment, wealth management, financial planning, trust and asset management services for consumer clients as well as delivering treasury management solutions, loan syndications, and corporate banking services.

Wholesale segment: Consists of lines of business that deliver product offerings and services with differentiated industry knowledge. Wholesale’s lines of business include mortgage warehouse lending, franchise finance, correspondent banking, and mortgage. Additionally, Wholesale has a line of business focused on fixed income securities sales, trading, underwriting, and strategies for institutional clients in the U.S. and abroad, as well as loan sales, portfolio advisory services, and derivative sales.

Corporate segment: Consists primarily of corporate support functions including risk management, audit, accounting, finance, executive office, and corporate communications. Shared support services such as human resources, marketing, properties, technology, credit risk and bank operations are allocated to the activities of Commercial, Consumer & Wealth, Wholesale and Corporate. Additionally, the Corporate segment includes centralized management of capital and funding to support the business activities of the company including management of balance sheet funding, liquidity, and capital management and allocation. The Corporate segment also includes the revenue and expense associated with run-off businesses such as pre-2009 mortgage banking elements, run-off consumer and trust preferred loan portfolios, and other exited businesses.